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AVENUE

ACADIA
REALTY TRUST

SUPPLEMENTAL REPORTING INFORMATION

Q3 2017

Table of Contents

Section I - Third Quarter 2017 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information	3	Core Properties	25
Market Capitalization	4	Core Top Tenants	28
Operating Statements		Core Lease Expirations	29
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	30
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	31
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	32
Transactional Activity	16	Fund Properties	33
2017 Guidance	17	Fund Lease Expirations	35
Net Asset Valuation Information	18	Fund Development Activity	36
Selected Financial Ratios	19
Debt Analysis
Summary	21
Detail	22
Maturities	24	Important Notes	37

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2017

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@keybanccm.com

	Boenning & Scattergood	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Floris van Dijkum - (212) 922-3572	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	fvandijkum@boenninginc.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Green Street Advisors
Daniel Busch - (949) 640-8780
dbucsh@greenstreetadvisors.com

Supplemental Report - September 30, 2017	3

Market Capitalization
(including pro-rata share of Fund debt, in thousands)
									Weighted Average
	Total Market Capitalization ($)%			Capitalization Based on Net Debt[1]	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	83,680				Balance at 12/31/2016	83,598	4,529	88,127
Common Operating Partnership ("OP") Units	4,729				Other	7	248	255
Combined Common Shares and OP Units	88,409				OP Conversions	25	(25)	—
					Balance at 3/31/2017	83,630	4,752	88,382	83,647	83,647	89,024	89,024
Share Price at September 30, 2017	$28.62				OP Conversions	16	(12)	4
					Equity Issuance	—	—	—
Equity Capitalization - Common Shares and OP Units	$2,530,266				Other	13	11	24
Preferred OP Units	14,664	[2]			Balance at 6/30/2017	83,659	4,751	88,410	83,662	83,654	88,973	88,998
Total Equity Capitalization	2,544,930		72%	72%	OP Conversions	20	(20)	—
					Other	1	(2)	(1)
Debt Capitalization					Balance at 9/30/2017	83,680	4,729	88,409	83,700	83,669	89,000	88,999
Consolidated debt	1,619,171
Adjustment to reflect pro-rata share of debt	(620,256)
Total Debt Capitalization	998,915		28%	28%

Total Market Capitalization	$3,543,845	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $16,274 and pro-rata share of Funds cash of $11,006, for total cash netted against debt of $27,280.

2.	Represents 188 Series A and 140,343 Series C Preferred OP Units convertible into 25,067 and 487,299 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

Supplemental Report - September 30, 2017	4

Income Statements
(in thousands)

	September 30, 2017 [1]
	Quarter	Year to Date
CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$51,707	$148,760
Expense reimbursements	9,957	32,347
Other	1,014	3,074
Total revenues	62,678	184,181
Operating expenses
Depreciation and amortization	26,652	77,245
General and administrative	7,953	25,286
Real estate taxes	8,822	27,462
Property operating	9,417	26,978
Other operating	250	987
Impairment of an asset	3,840	3,840
Total operating expenses	56,934	161,798
Operating income	5,744	22,383
Equity in earnings and gains of unconsolidated affiliates inclusive of gains on disposition of properties of $0 and $14,771, respectively	4,001	21,044
Interest income	6,461	23,648
Interest expense	(15,428)	(39,666)
Income from continuing operations before income taxes	778	27,409
Income tax provision	(465)	(1,017)
Income from continuing operations before gain on disposition of properties	313	26,392
Gain on disposition of properties, net of tax	12,972	12,972
Net income	13,285	39,364
Net loss attributable to noncontrolling interests	(418)	1,194
Net income attributable to Acadia	$12,867	$40,558

Supplemental Report - September 30, 2017	5

Income Statements - Detail
(in thousands)

	September 30, 2017 [1]
	Quarter	Year to Date

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$47,009	$133,930
Percentage rents	71	159
Expense reimbursements - CAM	3,511	11,624
Expense reimbursements - Taxes	6,446	20,723
Other property income	592	2,018
Total Property Revenues	57,629	168,454

PROPERTY EXPENSES
Property operating - CAM	7,752	22,191
Other property operating (Non-CAM)	1,593	4,621
Real estate taxes	8,822	27,462
Total Property Expenses	18,167	54,274

NET OPERATING INCOME - PROPERTIES	39,462	114,180

OTHER INCOME (EXPENSE)
Interest income	6,461	23,648
Straight-line rent income	2,336	7,603
Above/below-market rent	2,279	7,074
Interest expense [2]	(13,306)	(34,162)
Amortization of finance costs	(1,492)	(3,996)
Above/below-market interest expense	116	456
Asset and property management expense	(62)	(180)
Other income/expense	3	(94)
Transaction costs	(251)	(933)
Capital lease interest	(746)	(1,964)
Impairment of an asset	(3,840)	(3,840)
CORE PORTFOLIO AND FUND INCOME	30,960	107,792

FEE INCOME
Asset and property management fees	305	886
Promote income from funds, net	—	—
Transactional fees [3]	117	217
Income tax provision	(465)	(1,017)
Total Fee Income	(43)	86

General and Administrative	(7,953)	(25,286)

Depreciation and amortization	(26,521)	(76,842)
Non-real estate depreciation and amortization	(131)	(402)
Gain on disposition of properties	12,972	12,972
Income before equity in earnings and noncontrolling interests	9,284	18,320

Equity in earnings of unconsolidated affiliates	4,001	21,044
Noncontrolling interests	(418)	1,194

NET INCOME ATTRIBUTABLE TO ACADIA	$12,867	$40,558

Supplemental Report - September 30, 2017	6

Income Statements - Pro Rata Adjustments
(in thousands)

	Quarter Ended September 30, 2017		Year to Date September 30, 2017
	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(14,644)	$7,200	$(38,840)	$21,962
Percentage rents	(54)	16	(136)	77
Expense reimbursements - CAM	(937)	757	(2,886)	2,213
Expense reimbursements - Taxes	(1,043)	1,429	(2,763)	3,845
Other property income	(327)	13	(1,000)	39
Total Property Revenues	(17,005)	9,415	(45,625)	28,136

PROPERTY EXPENSES
Property operating - CAM	(3,715)	984	(10,056)	2,748
Other property operating (Non-CAM)	(808)	307	(2,195)	890
Real estate taxes	(2,284)	1,677	(6,649)	4,470
Total Property Expenses	(6,807)	2,968	(18,900)	8,108

NET OPERATING INCOME - PROPERTIES	(10,198)	6,447	(26,725)	20,028

OTHER INCOME (EXPENSE)
Interest income	(1,681)	—	(5,406)	—
Straight-line rent income	(1,233)	200	(3,857)	632
Above/below-market rent	(516)	405	(1,542)	958
Interest expense	6,589	(1,914)	14,653	(5,553)
Amortization of finance costs	1,008	(119)	2,648	(374)
Above/below-market interest expense	—	21	—	62
Asset and property management expense	70	(156)	186	(628)
Other income/expense	(2,206)	2,907	(2,462)	2,984
Transaction costs	158	—	476	106
Capital lease interest	—	—	—	—
Impairment of an asset	2,752	—	2,752	—
CORE PORTFOLIO AND FUND INCOME	(5,257)	7,791	(19,277)	18,215

FEE INCOME
Asset and property management fees	3,951	68	11,585	560
Promote income from funds, net	402	—	978	—
Transactional fees	1,438	44	4,221	51
Income tax provision	10	(3)	115	(15)
Total Fee Income	5,801	109	16,899	596

General and Administrative	437	(17)	1,789	(127)

Depreciation and amortization	10,037	(3,882)	26,261	(12,411)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(10,678)	—	(22,078)	14,771
Income before equity in earnings and noncontrolling interests	340	4,001	3,594	21,044

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(758)	—	(2,400)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$(418)	$4,001	$1,194	$21,044

Supplemental Report - September 30, 2017	7

Consolidated Balance Sheet [7]
(in thousands)
	Consolidated
	Balance
	Sheet
ASSETS	As Reported	Line Item Details:
Real estate
Land	$659,547
Buildings and improvements	2,484,397
Construction in progress	22,052
Properties under capital lease	76,965	The components of Real estate under development, at cost are as follows:
	3,242,961
Less: accumulated depreciation	(337,961)
Operating real estate, net	2,905,000	Fund II	$36,689
Real estate under development, at cost	237,434	Fund III	57,113
Net investments in real estate	3,142,434	Fund IV	135,433
Notes receivable, net	250,194	Core	8,199
Investments in and advances to unconsolidated affiliates	270,245
Other assets, net	213,018	Total	$237,434
Cash and cash equivalents	48,255
Straight-line rents receivable, net	37,300
Rents receivable, net	16,179
Restricted cash	19,473	Summary of other assets, net:
Assets of properties held for sale	95,859
		Lease intangibles, net	$123,593
		Deferred charges, net	28,365
Total Assets	$4,092,957	Prepaid expenses	18,173
		Other receivables	9,440
LIABILITIES AND SHAREHOLDERS' EQUITY		Accrued interest receivable	12,030
		Deposits	4,422
Mortgage and other notes payable, net	$1,045,877	Due from seller	4,300
Unsecured notes payable, net	497,970	Deferred tax assets	3,719
Unsecured line of credit	59,000	Derivative financial instruments	2,661
Accounts payable and other liabilities	211,206	Due from related parties	1,773
Capital lease obligation	70,498	Corporate assets	2,408
Dividends and distributions payable	23,350	Income taxes receivable	2,134
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,262	Total	$213,018

Total Liabilities	1,923,163
Shareholders' equity		Summary of accounts payable and other liabilities:
Common shares	84
Additional paid-in capital	1,594,332	Lease intangibles, net	$104,663
Accumulated other comprehensive loss	(553)	Accounts payable and accrued expenses	57,326
Distributions in excess of accumulated earnings	(30,325)	Deferred income	32,717
Total controlling interest	1,563,538	Tenant security deposits, escrow and other	11,214
Noncontrolling interests	606,256	Derivative financial instruments	3,468
Total Shareholders' Equity	2,169,794	Income taxes payable	1,818

Total Liabilities and Shareholders' Equity	$4,092,957	Total	$211,206

Supplemental Report - September 30, 2017	8

Pro-Rata Balance Sheet Adjustments [7]
(in thousands)

	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
ASSETS
Real estate
Land	$(147,732)	$72,041
Buildings and improvements	(782,179)	294,151
Construction in progress	(13,825)	629
Properties under capital lease	—	—
	(943,736)	366,821
Less: accumulated depreciation	42,725	(42,270)
Operating real estate, net	(901,011)	324,551
Real estate under development, at cost	(162,006)	4,764
Net investments in real estate	(1,063,017)	329,315
Notes receivable, net	(38,017)	—
Investments in and advances to unconsolidated affiliates	(72,010)	(196,664)
Other assets, net	(9,972)	31,494
Cash and cash equivalents	(26,792)	5,817
Straight-line rents receivable, net	(11,810)	4,370
Rents receivable, net	(2,813)	3,106
Restricted cash	(14,397)	1,247
Assets of properties held for sale	(65,267)	—

Total Assets	$(1,304,095)	$178,685

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable, net	$(578,617)	$161,696
Unsecured notes payable, net	(193,955)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(68,210)	32,251
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,262)

Total Liabilities	(840,782)	178,685
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total controlling interest	—	—
Noncontrolling interests	(463,313)	—
Total Shareholders' Equity	(463,313)	—

Total Liabilities and Shareholders' Equity	$(1,304,095)	$178,685

Supplemental Report - September 30, 2017	9

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly and year-to-date results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $2.5 million and $12.1 million for the quarterly and year-to-date periods, respectively.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.
Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.9 million and $2.8 million for the quarter and year-to-date period, respectively, ended September 30, 2017.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns I & II which are consolidated within the Company's financial statements.

Supplemental Report - September 30, 2017	10

Funds from Operations ("FFO") [1]
(in thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Year to Date
Funds from operations ("FFO"):	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017

Net Income	$15,631	$12,060	$12,867	$40,558
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,533	21,093	20,309	62,935
Impairment of an asset	—	—	1,088	1,088
Gain on disposition of properties (net of noncontrolling interest share)	(2,742)	(753)	(2,294)	(5,789)
Income attributable to noncontrolling interests' share in Operating Partnership	1,062	857	896	2,815
FFO to Common Shareholders and Common OP Unit holders	$35,484	$33,257	$32,866	$101,607

Add back: Transaction costs	36	222	93	351
FFO before transaction costs	$35,520	$33,479	$32,959	$101,958

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$35,484	$33,257	$32,866	$101,607
Straight-line rent, net	(1,824)	(1,251)	(1,303)	(4,378)
Above/below-market rent	(2,197)	(2,125)	(2,168)	(6,490)
Amortization of finance costs	574	545	603	1,722
Above/below-market interest	(199)	(182)	(137)	(518)
Non-real estate depreciation	231	40	131	402
Leasing commissions	(474)	(202)	(189)	(865)
Tenant improvements	(1,747)	(1,622)	(1,036)	(4,405)
Capital expenditures	(47)	(59)	(1,306)	(1,412)
AFFO to Common Shareholders and Common OP Unit holders	$29,801	$28,401	$27,461	$85,663

Total weighted average diluted shares and OP Units	89,024	88,973	89,000	88,999

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.37	$0.37	$1.14
FFO before transaction costs	$0.40	$0.38	$0.37	$1.15

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Supplemental Report - September 30, 2017	11

EBITDA
(in thousands)

	Quarter Ended September 30, 2017			Year to Date September 30, 2017
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME ATTRIBUTABLE TO ACADIA	$12,161	$706	$12,867	$37,297	$3,261	$40,558

Adjustments:
Depreciation and amortization	17,529	2,968	20,497	55,311	8,083	63,394
Impairment of an asset	—	1,088	1,088	—	1,088	1,088
Interest expense	6,632	1,999	8,631	20,937	4,125	25,062
Amortization of finance costs	299	304	603	920	802	1,722
Above/below-market interest	(137)	—	(137)	(518)	—	(518)
Gain on disposition of properties	—	(2,294)	(2,294)	124	(5,789)	(5,665)
Transaction costs	53	40	93	223	128	351
Provision for income taxes	455	3	458	880	37	917
Noncontrolling interest - OP	758	—	758	2,400	—	2,400

EBITDA	$37,750	$4,814	$42,564	$117,574	$11,735	$129,309

Supplemental Report - September 30, 2017	12

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter Ended			Year to Date
			Change			Change
	September 30, 2017	September 30, 2016	Favorable/(Unfavorable)	September 30, 2017	September 30, 2016	Favorable/(Unfavorable)

Summary
Minimum rents	$27,203	$26,952	0.9%	$80,668	$79,643	1.3%
Expense reimbursements	7,194	6,469	11.2%	22,778	19,091	19.3%
Other property income	57	58	(1.7)%	260	459	(43.4)%

Total Revenue	34,454	33,479	2.9%	103,706	99,193	4.5%

Expenses
Property operating - CAM & Real estate taxes	8,316	7,545	(10.2)%	25,828	22,407	(15.3)%
Other property operating (Non-CAM)	485	279	(73.8)%	1,546	983	(57.3)%

Total Expenses	8,801	7,824	(12.5)%	27,374	23,390	(17.0)%

Same Property NOI - Core properties	$25,653	$25,655	—%	$76,332	$75,803	0.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	7,090	4,149		23,159	9,142
Core NOI	$32,743	$29,804		$99,491	$84,945

Other same property information
Physical Occupancy	95.4%	96.9%
Leased Occupancy	96.2%	97.1%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Supplemental Report - September 30, 2017	13

Fee Income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2017
Asset and property management fees	$1,694	$2,071	$4,028	$4,849	$389	$13,031
Transactional fees	1,576	926	1,365	484	138	4,489
Total fees	$3,270	$2,997	$5,393	5,333	$527	$17,520

Quarter Ended September 30, 2017
Asset and property management fees and priority distributions	$575	$665	$1,351	$1,609	$124	$4,324
Transactional fees	394	407	566	174	58	1,599
Total management fees and priority distributions	$969	$1,072	$1,917	1,783	$182	$5,923

Quarter Ended June 30, 2017
Asset and property management fees	$568	$678	$1,337	1,558	$131	$4,272
Transactional fees	914	149	435	276	32	1,806
Total fees	$1,482	$827	$1,772	1,834	$163	$6,078

Quarter Ended March 31, 2017
Asset and property management fees	$551	$728	$1,340	1,682	$134	$4,435
Transactional fees	268	370	364	34	48	1,084
Total fees	$819	$1,098	$1,704	1,716	$182	$5,519

Supplemental Report - September 30, 2017	14

Structured Financing Portfolio
(in thousands)

	June 30, 2017			Current Period					Stated	Effective
	Principal	Accrued				Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Repayments	Principal [2]	Interest	September 30, 2017	Rate	Rate [1]	Dates

First mortgage notes	$178,395	$4,013	$182,408	$—	$—	$178,395	$4,886	$183,281	7.91%	7.95%	Jun-18 to Apr-19

Mezzanine, preferred equity and other notes [3]	20,000	67	20,067	—	—	20,000	67	20,067	8.00%	8.67%	Sep-19

Total Core notes receivable	$198,395	$4,080	$202,475	$—	$—	$198,395	$4,953	$203,348	7.92%	8.03%

__________
1. Inclusive of points and exit fees.

2. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$198,395
Pro-rata share of Fund loans						13,782

Total Pro-rata Notes Receivable						$212,177

3. The Company has been notified of the borrower’s intention to prepay this investment during the fourth quarter of 2017.

Supplemental Report - September 30, 2017	15

Transactional Activity
(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS
Core:
907 King Street	Alexandria, VA	—	January 4, 2017	$3,000	20.00%	$—	$600

Fund IV:
Lincoln Place Shopping Center	Fairview Heights, IL	Kohl's, Marshalls	March 13, 2017	35,400	100.00%	35,400	8,184

Fund V:
Plaza Santa Fe	Santa Fe, NM	TJ Maxx, Ross Dress for Less	June 5, 2017	35,220	100.00%	35,220	7,079
Hickory Ridge	Hickory, NC	Kohl's, Best Buy, Dick's	July 28, 2017	44,020	100.00%	44,020	8,848
New Towne Plaza	Canton Township, MI	Kohl's, Jo-Ann Fabrics	August 4, 2017	26,000	100.00%	26,000	5,226
				105,240		105,240	21,153

				$143,640		$140,640	$29,937

DISPOSITIONS
Fund II:
216th Street	New York, NY	City of New York	September 11, 2017	$30,579	99.10%	$30,304	$8,585
City Point Condominium Tower I	New York, NY	—	October 13, 2017	96,000	94.15%	90,384	25,606
				126,579		120,688	34,191

Fund III:
Arundel Plaza	Glen Burnie, MD	Giant Foods, Lowes	February 15, 2017	28,800	90.00%	25,920	10,272
New Hyde Park Shopping Center	New Hyde Park, NY	Petsmart	July 6, 2017	22,100	100.00%	22,100	8,758
				50,900		48,020	19,030
Fund IV:
2819 Kennedy Boulevard	North Bergen, NJ	Aldi	January 31, 2017	19,000	90.00%	17,100	3,954
1701 Belmont Avenue	Catonsville, MD	—	June 30, 2017	5,600	90.00%	5,040	1,165
Broughton Street Portfolio (4 properties)	Savannah, GA	J Crew, L'Occitane	October 3, 2017	9,500	50.00%	4,750	1,098
				34,100		26,890	6,217

				$211,579		$195,598	$59,438

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
Brandywine Portfolio	Conversion		May 1, 2017	$(16,005)	100.00%	$—	$(16,005)
182-186 Spring Street	Redemption		June 9, 2017	(12,000)	100.00%	—	(12,000)
Gotham	Additional Funding		June 30, 2017	10,000	100.00%	—	10,000
				(18,005)		—	(18,005)
Fund IV:
Shaws Windham	Conversion		June 30, 2017	(9,000)	100.00%	(9,000)	(2,081)

				$(27,005)		$(9,000)	$(20,086)

Supplemental Report - September 30, 2017	16

2017 Annual Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2017 Guidance [1]	2016 Actual
Summary:

Funds from Operations ("FFO") per share (before acquisition and other costs)	$1.45 to $1.49	$1.55	[2]

Earnings per Share ("EPS") (before acquisition and other costs)	$0.50 to $0.55	$1.05

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisition and other costs)	$139.0 to $141.6	$125.9	[3]

Fund fee income, net of taxes	$21.9 to $22.9	$21.1

Other Fund and transactional income	$1.0 to $1.0	$10.4	[4]

General and administrative expense	$(32.5) to $(33.0)	$(31.0)

FFO	$128.9 to $133.0	$126.4

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units - weighted average	89.0 to 89.5	81.25

Same property net operating income ("NOI") growth	0.0% to 1.0%

Core acquisitions	$0

Fund acquisitions	$140.0 to $300.0

__________

1.	2017 FFO and EPS guidance and comparable 2016 results are before acquisition and gains/losses on sale or impairment of depreciated and non-operating properties.

2.	Before 2016 acquisition and retirement costs, which totaled $0.06 and $0.05 per share, respectively.

3.	2016 acquisition and retirement costs totaled $5.1 million and $4.2 million, respectively.

4.	Net of projected payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP").

Supplemental Report - September 30, 2017	17

Net Asset Valuation Information
(in thousands)

	CORE		FUND II				FUND III				FUND IV				FUND V
			Fund Level		AKR Pro-rata Share		Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share
	Quarterly	Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income [1]	$32,743	$130,972	$2,059	$8,236	28.3%	$2,333	$784	$3,136	39.6%	$1,243	$7,571	$30,284	23.1%	$7,002	$194	$1,960	20.1%	$394
Less:
(Income) loss from properties sold or under contract	—	—	(319)	(1,276)		(361)	54	216		86	12	48		11	—	—		—
(Income) loss from pre-stabilized assets [2]	—	—	(1,773)	(7,092)		(2,009)	(844)	(3,376)		(1,338)	(1,332)	(5,328)		(1,232)	—	—		—
(Income) loss from development projects [3]	—	—	33	132		37	10	40		16	(1,032)	(4,128)		(954)	—	—		—
Net Operating Income of stabilized assets	$32,743	$130,972	$—	$—		$—	$4	$16		$7	$5,219	$20,876		$4,827	$194	$1,960		$394

Assets under contract for sale, net of debt				$13,914		$3,942		$—		$—		$—		$—		$—		$—

Costs to Date
Pre-stabilized assets [2]		$—		$699,677		$198,218		$55,345		$21,933		$147,733		$34,156		$—		$—
Development projects [3]		23,000		36,600		10,369		49,300		19,538		301,800		69,776		—		—

Total Costs to Date		$23,000		$736,277		$208,587		$104,645		$41,471		$449,533		$103,932		$—		$—

Debt		$741,073		$401,454		$107,456		$69,632		$20,013		$482,603		$107,620		$113,200		$22,753

__________

1.	Does not include a full quarter of NOI for those assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.
Consists of the following projects for Fund II: 161st Street, City Point; Fund III: 640 Broadway, 654 Broadway and Nostrand; Fund IV: Paramus Plaza, 17 East 71st Street, 1035 Third Avenue, 1151 Third Avenue and Eden Square.

3.	See “Development Activity” page in this Supplemental Report.

Supplemental Report - September 30, 2017	18

Selected Financial Ratios
(in thousands)

	Quarter Ended				Year to Date					Quarter Ended
	September 30,				September 30,					September 30, 2017		June 30, 2017
	2017		2016		2017		2016
COVERAGE RATIOS [1]									LEVERAGE RATIOS

Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$37,750		$35,702		$117,574		$104,738		Debt + Preferred Equity (Preferred O.P. Units)	$1,013,579		$999,017
Interest expense	6,632		6,215		20,937		18,028		Total Market Capitalization	3,543,845		3,456,816
Principal Amortization	1,059		1,108		3,605		3,126		Debt+Preferred Equity/Total Market Capitalization	29%		29%
Preferred Dividends [3]	138		139		415		417
Fixed-Charge Coverage Ratio - Core Portfolio	4.8	x	4.8	x	4.7	x	4.9	x

EBITDA divided by:	$42,564		$37,549		$129,309		$111,624		Debt [6]	$986,299		$969,306
Interest expense	8,631		6,798		25,062		19,685		Total Market Capitalization	3,543,845		3,456,816
Principal Amortization	1,246		1,312		4,165		3,699		Net Debt+Preferred Equity/Total Market Capitalization	28%		28%
Preferred Dividends	138		139		415		417
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	4.3	x	4.6	x	4.4	x	4.7	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.26		$0.25		$0.78		$0.75		Debt	$741,073		$735,602
									EBITDA (Annualized) [7]	150,370		157,492
Dividends (Shares) & Distributions (OP Units) declared	$23,355		$21,681		$70,057		$61,175		Debt/EBITDA - Core Portfolio	4.9	x	4.7	x
FFO	32,866		22,828		101,607		83,229
FFO Payout Ratio	71%		95%		69%		74%		Debt [5]	$724,799		$714,600
FFO Payout Ratio before acquisition costs	71%		83%		69%		70%		EBITDA (Annualized) [7]	150,370		157,492
									Net Debt/EBITDA - Core Portfolio	4.8	x	4.5	x
Dividends (Shares) & Distributions (OP Units) declared	$23,355		$21,681		$70,057		$61,175
AFFO	27,461		14,568		85,663		66,590		Debt [4]	$998,915		$984,773
AFFO Payout Ratio	85%		149%		82%		92%		EBITDA (Annualized) [7]	169,626		170,768
AFFO Payout Ratio before acquisition costs	85%		122%		81%		86%		Debt/EBITDA - Core Portfolio and Funds	5.9	x	5.8	x

									Debt [6]	$971,635		$955,062
									EBITDA (Annualized) [7]	169,626		170,768
									Net Debt/EBITDA - Core Portfolio and Funds	5.7	x	5.6	x

Supplemental Report - September 30, 2017	19

__________

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3.	Represents preferred distributions on Preferred Operating partnership Units.

4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.

5.	Reflects debt net of the current Core Portfolio cash balance at end of period.

6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7.	Annualized EBITDA is adjusted to include the amount of net Promote income to be earned during 2017:

Reconciliation of EBTIDA to Adjusted EBITDA

Core EBITDA as reported	$37,750
Less promote for quarter	(402)
Adjusted Core EBITDA	37,348

Annualized	149,392

Add: Annualized net Promote	978

Adjusted Annualized Core EBITDA	150,370

Add in Funds	19,256

Adjusted Annualized EBITDA Core and Funds	$169,626

Supplemental Report - September 30, 2017	20

Portfolio Debt - Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
	Core Portfolio		Funds		Total			Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	Principal Balance	Interest Rate	Principal Balance	Interest Rate

Fixed-Rate Debt [1]	$273,541	3.0%	$—	n/a	$273,541	3.0%	27%	$—	$—	$273,541
Variable-Rate Debt	85,459	2.6%	44,375	3.1%	129,834	2.8%	13%	155,245	—	285,079
							40%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	339,994	4.2%	85,749	4.1%	425,743	4.1%	43%	277,109	(116,643)	586,209
Variable-Rate Debt	42,079	2.9%	127,718	3.9%	169,797	3.7%	17%	350,578	(46,033)	474,342
							60%

Total	$741,073	3.5%	$257,842	3.8%	$998,915	3.6%	100%	$782,932	$(162,676)	1,619,171
Unamortized premium										881
Unamortized loan costs										(17,205)
Total										$1,602,847

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.

2.	Represents the Company's pro-rata share of debt based on its percent ownership.

3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.

4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Supplemental Report - September 30, 2017	21

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		September 30, 2017	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	7/1/2016	None
163 Highland Avenue		9,175	100.00%	9,175	4.66%	2/1/2024	None
Crossroads Shopping Center		67,500	49.00%	33,075	3.94%	10/6/2024	None
555 9th Street		60,000	100.00%	60,000	3.99%	1/1/2025	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)		16,986	50.00%	8,493	4.72%	12/10/2027	None
State & Washington		25,104	100.00%	25,104	4.40%	9/5/2028	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	1/10/2029	None
North & Kingsbury		13,023	100.00%	13,023	4.01%	11/5/2029	None
151 North State Street		14,251	100.00%	14,251	4.03%	12/1/2029	None
Concord & Milwaukee		2,820	100.00%	2,820	4.40%	6/1/2030	None
California & Armitage		2,635	100.00%	2,635	5.89%	4/15/2035	None
Unsecured interest rate swaps [1]		273,541	100.00%	273,541	3.01%	Various
Secured interest rate swaps [1]		80,491	99.81%	80,339	3.94%	Various

Sub-Total Fixed-Rate Debt		692,276		613,535	3.65%

Secured Variable-Rate Debt
664 N. Michigan		40,899	100.00%	40,899	LIBOR+165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road		5,780	100.00%	5,780	LIBOR+190	9/1/2022	None
28 Jericho Turnpike		14,522	100.00%	14,522	LIBOR+190	1/23/2023	None
60 Orange Street		7,585	98.00%	7,433	LIBOR+175	4/3/2023	None
Gotham Plaza		20,569	49.00%	10,079	LIBOR+160	6/10/2023	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	8/1/2023	None
330-340 River Street		11,705	100.00%	11,705	LIBOR+170	6/1/2026	None
Secured interest rate swaps [1]		(80,491)	99.81%	(80,339)	LIBOR+271

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		59,000	100.00%	59,000	LIBOR+140	6/27/2020	2 x 6 mos.
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+130	7/2/2020	None
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+130	1/4/2021	None
Unsecured Term Loan		150,000	100.00%	150,000	LIBOR+130	6/27/2021	None
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+160	12/18/2022	None
Unsecured interest rate swaps [1]		(273,541)	100.00%	(273,541)	LIBOR+178

Sub-Total Variable-Rate Debt		266,028		127,538	LIBOR+147

Total Debt - Core Portfolio		$958,304		$741,073	3.49%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	$19,000	25.39%	$4,824	1.25%	12/23/2017	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	8/23/2019	None
CityPoint [4]	Fund II	200,000	26.67%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	6/1/2026	None
1861 Union Street [4]	Fund IV	2,315	20.80%	482	3.40%	6/1/2026	None
Interest rate swaps [1]	Funds II & IV	100,773	23.81%	23,996	3.45%	Various
Sub-Total Fixed-Rate Debt		335,539		85,749	4.10%

Supplemental Report - September 30, 2017	22

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		September 30, 2017	Percent	Amount	Rate	Date	Options
Variable-Rate Debt
Acadia Strategic Opportunity IV LLC	Fund IV	34,500	23.12%	7,976	LIBOR+275	10/11/2017	None
210 Bowery	Fund IV	10,800	23.12%	2,497	LIBOR+275	10/15/2017	1 x 12 mos.
Promenade at Manassas [4]	Fund IV	25,000	22.78%	5,696	LIBOR+170	11/19/2017	1 x 12 mos.
CityPoint [4]	Fund II	62,000	25.39%	15,742	SIFMA+160	12/23/2017	None
Acadia Strategic Opportunity IV LLC	Fund IV	20,420	23.12%	4,721	LIBOR+165	12/31/2017	None
654 Broadway	Fund III	4,968	39.63%	1,969	LIBOR+170	3/1/2018	1 x 12 mos.
230/240 W. Broughton	Fund IV	10,210	11.56%	1,180	LIBOR+300	5/1/2018	None
Nostrand Avenue	Fund III	10,747	39.63%	4,259	LIBOR+265	5/1/2018	2 x 12 mos.
Sherman Plaza	Fund II	14,250	28.07%	4,001	LIBOR+325	7/1/2018	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.12%	2,886	LIBOR+175	12/3/2018	2 x 12 mos.
Paramus Plaza [4]	Fund IV	18,594	11.56%	2,149	LIBOR+170	2/20/2019	None
Lake Montclair	Fund IV	14,202	23.12%	3,284	LIBOR+215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	7/14/2019	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	9/1/2019	1 x 12 mos.
Broughton Street Portfolio	Fund IV	30,000	23.12%	6,936	LIBOR+300	11/8/2019	1 x 12 mos.
161st Street [4]	Fund II	49,826	28.07%	13,988	LIBOR+250	12/2/2019	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	63,900	23.12%	14,774	LIBOR+395	12/9/2019	2 x 12 mos.
640 Broadway [4]	Fund III	49,470	25.02%	12,375	LIBOR+465	1/9/2020	2 x 12 mos.
Wake Forest Crossing	Fund IV	24,000	23.12%	5,549	LIBOR+160	2/14/2020	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	3/13/2020	None
650 Bald Hill Road	Fund IV	9,757	20.81%	2,030	LIBOR+265	4/27/2020	None
Subscription Line	Fund V	113,200	20.10%	22,753	LIBOR+160	5/4/2020	None
Eden Square [4]	Fund IV	22,500	22.78%	5,127	LIBOR+200	6/1/2020	1 x 12 mos.
17 E. 71st Street	Fund IV	19,000	23.12%	4,393	LIBOR+190	6/9/2020	None
Cortlandt Crossing [7]	Fund III	—	39.63%	—	LIBOR+300	6/19/2020	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	31,500	28.33%	8,925	LIBOR+165	9/20/2020	2 x 12 mos.
1035 Third Avenue	Fund IV	41,499	23.12%	9,595	LIBOR+235	1/27/2021	None
Restaurants at Fort Point	Fund IV	6,481	23.12%	1,498	LIBOR+235	8/25/2021	None
3104 M Street [4,6]	Fund III	4,447	31.70%	1,410	Prime+50	12/10/2021	None
Airport Mall	Fund IV	5,646	23.12%	1,305	LIBOR+200	4/1/2022	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	4/1/2022	None
Dauphin Plaza	Fund IV	10,331	23.12%	2,389	LIBOR+200	4/1/2022	None
JFK Plaza	Fund IV	4,517	23.12%	1,044	LIBOR+200	4/1/2022	None
Shaw's Plaza	Fund IV	8,083	23.12%	1,869	LIBOR+200	4/1/2022	None
Wells Plaza	Fund IV	3,388	23.12%	783	LIBOR+200	4/1/2022	None
CityPoint [4]	Fund II	19,616	26.67%	5,232	LIBOR+139	10/1/2030	None
Interest rate swaps [1]	Funds II & IV	(100,773)	23.81%	(23,996)	LIBOR+222
Sub-Total Variable-Rate Debt		731,350		172,093	LIBOR+245
Total Debt - Funds		$1,066,889		$257,842	3.82%
Total Debt - Core Portfolio and Funds		$2,025,193		$998,915	3.58%
__________

1.	The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements.

2.	This loan is in default as of September 30, 2017 and is accruing interest for accounting purposes at the default rate of 11%.

3.
This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage. As of September 30, 2017, the interest rate is LIBOR + 140 basis points.

4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.

5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.

6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

7.	No amounts were drawn on this construction loan as of September 30, 2017.

Supplemental Report - September 30, 2017	23

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2017 (Remainder)	$1,475	$26,250	$27,725	$1,218	$5,833	$7,051	6.00%	6.00%	n/a
2018	5,259	40,058	45,317	4,215	40,058	44,273	2.88%	n/a	2.88%
2019	5,349	—	5,349	4,153	—	4,153	n/a	n/a	n/a
2020	5,592	109,000	114,592	4,344	109,000	113,344	2.59%	n/a	2.59%
2021	5,837	200,000	205,837	4,532	200,000	204,532	2.53%	n/a	2.53%
Thereafter	29,478	530,006	559,484	24,601	343,119	367,720	3.72%	4.17%	2.91%
Total	$52,990	$905,314	$958,304	$43,063	$698,010	$741,073

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2017 (Remainder)	$764	$171,719	$172,483	$202	$41,457	$41,659	2.60%	1.25%	2.78%
2018	2,794	52,453	55,247	627	14,214	14,841	3.79%	n/a	3.79%
2019	2,761	222,543	225,304	642	52,000	52,642	4.03%	1.00%	4.11%
2020	4,607	489,071	493,678	1,019	119,089	120,108	4.00%	4.75%	3.47%
2021	1,472	50,050	51,522	351	11,953	12,304	3.72%	n/a	3.72%
Thereafter	595	68,060	68,655	148	16,140	16,288	3.13%	3.57%	3.07%
Total	$12,993	$1,053,896	$1,066,889	$2,989	$254,853	$257,842

__________

1.	Does not include any applicable extension options.

Supplemental Report - September 30, 2017	24

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,597,909	$253.45
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,673,433	88.06
Rush and Walton Streets Collection - 5 properties	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	5,791,370	208.90
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,008,816	43.43
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	91.3%	—%	—%	91.3%	91.3%	1,237,831	57.62
Halsted and Armitage Collection - 9 properties	Club Monaco	2011/12	100.0%	44,658	—	—	44,658	76.7%	—%	—%	76.7%	76.7%	1,235,966	36.08
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt	2011/14	100.0%	22,125	—	28,836	50,961	100.0%	—%	73.5%	85.0%	85.0%	1,733,715	40.02
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—%	—%	100.0%	100.0%	2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,601,752	38.41
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	87.8%	—%	—%	87.8%	87.8%	355,976	30.94
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	611,130	47.37
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	63.4%	63.4%	63.4%	701,982	29.14
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—%	—%	98.6%	98.6%	6,432,369	37.03
				611,540	—	85,106	696,646	96.5%	—%	68.4%	93.1%	93.1%	38,381,731	59.18
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—%	—%	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—%	—%	100.0%	100.0%	2,344,250	798.45
15 Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—%	—%	100.0%	100.0%	444,187	131.61
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,941,814	432.04
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—%	—%	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	870,274	76.68
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590	—%	—%	100.0%	100.0%	100.0%	485,495	33.28
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,546,912	93.45
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,347,655	168.75
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	745,315	366.97
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,255,814	163.02
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—%	—%	100.0%	100.0%	1,332,456	416.39
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,064,374	36.56
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513	65.6%	—%	—%	65.6%	65.6%	1,553,292	315.16
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—%	100.0%	93.7%	97.0%	97.0%	2,980,556	30.74
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,182	26,182	—%	—%	80.9%	80.9%	80.9%	1,169,835	55.23
				99,026	86,950	136,195	322,171	92.7%	100.0%	94.1%	95.3%	95.3%	24,135,676	78.61
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—%	100.0%	87.3%	98.1%	98.1%	7,759,488	38.65
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,104,504	41.02
				—	294,173	59,307	353,480	—%	100.0%	93.5%	98.9%	98.9%	13,863,992	39.66

Supplemental Report - September 30, 2017	25

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,262,316	61.07
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	24,996	32,533	57,529	—%	—%	80.7%	45.6%	93.4%	1,246,065	47.50
M Street and Wisconsin Corridor - 25 Properties [3]	Lululemon, North Face, Coach	2011/16	25.4%	241,182	—	—	241,182	89.7%	—%	—%	89.7%	89.7%	15,392,664	71.15
				261,851	24,996	32,533	319,380	90.5%	—%	80.7%	82.4%	91.0%	17,901,045	68.02
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	254,153	242.05
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,454,198	26.31

Total Street and Urban Retail				973,467	446,919	326,567	1,746,953	94.5%	94.4%	86.2%	92.9%	94.5%	$95,736,642	$58.99

Acadia Share Total Street and Urban Retail				779,324	449,849	313,214	1,539,457	95.5%	93.8%	86.4%	93.4%	95.1%	$82,559,152	$57.42

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	95.0%	97.2%	97.2%	$3,857,681	$27.58
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	82.4%	90.3%	90.3%	1,362,152	14.43
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	91.1%	91.1%	91.1%	2,585,174	32.57
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,114	123,378	—%	100.0%	77.5%	91.4%	92.2%	2,885,905	25.59
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	100.0%	100.0%	100.0%	2,069,138	32.69
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	100.0%	100.0%	100.0%	1,337,992	13.68
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	109,231	311,958	—%	100.0%	82.0%	93.7%	94.6%	6,673,662	22.83
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,149,907	8.41
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	74.0%	84.9%	84.9%	2,494,665	32.44
Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,754,129	16.30

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,764,520	8.90
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	89.4%	97.0%	100.0%	2,013,724	20.42

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	67.5%	84.4%	84.4%	895,698	10.70

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	93.4%	96.8%	96.8%	3,346,184	14.64

Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx, Dick's Sporting Goods	1998	100.0%	—	153,839	81,947	235,786	—%	100.0%	69.2%	89.3%	89.3%	3,198,577	15.19

Supplemental Report - September 30, 2017	26

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—%	100.0%	56.7%	77.1%	82.7%	1,251,245	13.16

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond, Target, Dick's Sporting Goods	2003	22.2%	—	775,803	48,608	824,411	—%	89.1%	80.0%	88.6%	89.3%	11,939,860	16.35
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	61.1%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,032,180	29.71
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—%	—%	29.9%	29.9%	29.9%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—%	100.0%	100.0%	100.0%	100.0%	1,324,488	7.54
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	940,139	24.97
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	70.4%	95.7%	95.7%	1,011,141	18.01

Total Suburban Properties				—	3,375,703	1,206,182	4,581,885	—%	97.5%	83.4%	93.8%	94.2%	$66,676,956	$16.43

Acadia Share Total Suburban Properties				—	2,650,035	1,089,630	3,739,664	—%	99.3%	83.2%	94.6%	95.0%	$52,790,759	$16.01

TOTAL CORE PROPERTIES				973,467	3,822,622	1,532,749	6,328,838	94.5%	97.1%	84.0%	93.6%	94.3%	$162,413,598	$28.57

Acadia Share Total Core Properties				779,324	3,099,884	1,402,844	5,279,121	95.5%	98.5%	83.9%	94.2%	95.0%	$135,349,911	$28.60

__________

1.
The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

3.	Excludes 94,000 of office GLA.

4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Supplemental Report - September 30, 2017	27

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of Stores in Core Portfolio	Combined		Percentage of Total
Tenant		GLA	ABR	GLA	ABR

Target	3	302,586	$6,979,002	5.7%	5.2%

H & M	2	81,246	5,309,815	1.5%	3.9%

Royal Ahold [2]	4	207,513	3,653,227	3.9%	2.7%

Walgreens	5	78,254	3,598,966	1.5%	2.7%

Best Buy	2	86,686	3,594,913	1.6%	2.7%

Nordstrom, Inc.	2	88,982	3,339,492	1.7%	2.5%

Albertsons Companies [3]	3	171,182	3,154,331	3.2%	2.3%

Ascena Retail Group [4]	5	23,233	2,566,755	0.4%	1.9%

LA Fitness International LLC	2	100,000	2,430,287	1.9%	1.8%

Bed, Bath, and Beyond [5]	3	95,448	2,387,812	1.8%	1.8%

Lululemon	3	7,533	2,268,281	0.1%	1.7%
Trader Joe's	3	32,351	1,990,455	0.6%	1.5%
Home Depot	3	312,718	1,893,791	5.9%	1.4%
TJX Companies [6]	7	184,202	1,737,451	3.5%	1.3%
Gap	3	28,643	1,501,004	0.5%	1.1%
Kate Spade	2	4,250	1,463,174	0.1%	1.1%
JP Morgan Chase	7	28,715	1,405,144	0.5%	1.0%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,395,401	0.6%	1.0%
DSW	2	35,842	1,318,894	0.7%	1.0%
Mattress Firm	9	39,936	1,242,050	0.8%	0.9%
TOTAL	73	1,940,817	$53,230,245	36.8%	39.3%

__________

1.	Does not include tenants that operate at only one Acadia Core location

2.	Stop and Shop (4 locations)

3.	Shaw’s (2 locations), Acme (1 location)

4.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)

5.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)

6.	TJ Maxx (4 locations), Marshalls (1 location), HomeGoods (2 locations)

Supplemental Report - September 30, 2017	28

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR			GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—%	$—	—%	—	—	—%	$—	—%	4	17,844	1.4%	$13.53	0.6%	4	17,844	0.4%	$13.53	0.1%
2017	3	9,409	1.0%	84.51	1.1%	—	—	—%	—	—%	8	20,328	1.6%	29.00	1.5%	11	29,737	2.9%	46.57	0.9%
2018	6	22,755	2.5%	89.24	2.9%	8	463,370	13.4%	18.92	16.5%	53	169,614	13.2%	30.03	13.0%	67	655,739	10.1%	24.24	9.8%
2019	11	65,482	7.1%	59.94	5.6%	9	363,457	10.5%	10.11	6.9%	35	113,490	8.8%	27.43	7.9%	55	542,429	9.7%	19.75	6.6%
2020	14	47,751	5.2%	101.03	6.9%	8	451,178	13.0%	12.51	10.6%	34	103,614	8.1%	27.77	7.3%	56	602,543	10.8%	22.15	8.2%
2021	23	131,030	14.2%	57.76	10.8%	14	599,685	17.3%	14.52	16.4%	41	172,637	13.4%	24.35	10.7%	78	903,352	15.7%	22.67	12.6%
2022	12	62,923	6.8%	82.04	7.4%	6	296,390	8.6%	12.88	7.2%	38	141,134	11.0%	31.77	11.4%	56	500,447	8.4%	26.90	8.3%
2023	12	164,577	17.9%	65.89	15.5%	7	254,795	7.4%	17.03	8.2%	19	93,926	7.3%	29.68	7.1%	38	513,298	6.9%	35.01	11.1%
2024	13	94,855	10.3%	82.50	11.2%	7	330,390	9.6%	20.41	12.7%	24	114,259	8.9%	31.28	9.1%	44	539,504	9.4%	33.63	11.2%
2025	11	47,816	5.2%	133.53	9.1%	6	178,571	5.2%	18.57	6.2%	24	79,893	6.2%	38.60	7.9%	41	306,280	5.3%	41.74	7.9%
2026	11	46,392	5.0%	80.16	5.3%	2	32,570	0.9%	17.71	1.1%	17	75,166	5.8%	30.95	5.9%	30	154,128	2.6%	42.96	4.1%
Thereafter	17	227,184	24.8%	75.01	24.2%	9	487,938	14.1%	15.32	14.2%	31	184,799	14.3%	37.10	17.6%	57	899,921	17.8%	34.86	19.2%
Total	133	920,174	100.0%	$76.22	100.0%	76	3,458,344	100.0%	$15.32	100.0%	328	1,286,704	100.0%	$30.47	100.0%	537	5,665,222	100.0%	$28.57	100.0%

Anchor GLA Owned by Tenants		—					254,916					—					254,916
Total Vacant		53,293					109,362					246,045					408,700
Total Square Feet		973,467					3,822,622					1,532,749					6,328,838

_________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - September 30, 2017	29

Core Portfolio - New and Renewal Rent Spreads [1]

	Quarter Ended		Quarter Ended		Quarter Ended		Year to Date
	March 31, 2017		June 30, 2017		September 30, 2017		September 30, 2017
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New leases
Number of new leases executed	4	4	4	4	4	4	12	12
GLA	8,121	8,121	15,969	15,969	31,722	31,722	55,812	55,812
New base rent	$149.48	$139.58	$27.27	$26.79	$19.61	$18.57	$40.70	$38.53
Previous base rent	$124.63	$136.13	$24.48	$24.81	$17.12	$17.18	$34.87	$36.67
Average cost per square foot	$123.79	$123.79	$63.69	$63.69	$21.24	$21.24	$48.31	$48.31
Weighted Average Lease Term (years)	9.4	9.4	10.0	10.0	9.8	9.8	9.8	9.8
Percentage growth in base rent	19.9%	2.5%	11.4%	8.0%	14.5%	8.1%	16.7%	5.1%

Renewal leases
Number of renewal leases executed	15	15	16	16	11	11	42	42
GLA	156,327	156,327	157,478	157,478	29,532	29,532	343,337	343,337
New base rent	$19.11	$18.80	$22.81	$22.36	$25.79	$25.73	$21.38	$21.03
Expiring base rent	$15.73	$17.34	$19.83	$20.38	$22.65	$24.32	$18.21	$19.33
Average cost per square foot	$0.24	$0.24	$0.00	$0.00	$0.31	$0.31	$0.14	$0.14
Weighted Average Lease Term (years)	3.4	3.4	5.4	5.4	3.7	3.7	4.3	4.3
Percentage growth in base rent	21.5%	8.4%	15.0%	9.7%	13.9%	5.8%	17.4%	8.8%

Total new and renewal leases
Number of new and renewal leases executed	19	19	20	20	15	15	54	54
GLA commencing	164,448	164,448	173,447	173,447	61,254	61,254	399,149	399,149
New base rent	$25.55	$24.76	$23.22	$22.77	$22.59	$22.02	$24.08	$23.47
Expiring base rent	$21.11	$23.21	$20.26	$20.79	$19.79	$20.62	$20.54	$21.76
Average cost per square foot	$6.34	$6.34	$5.86	$5.86	$11.15	$11.15	$6.87	$6.87
Weighted average lease term (years)	3.7	3.7	5.8	5.8	6.9	6.9	5.1	5.1
Percentage growth in base rent	21.0%	6.7%	14.6%	9.5%	14.1%	6.8%	17.2%	7.9%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis.

3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Supplemental Report - September 30, 2017	30

Core Portfolio Capital Expenditures

	Quarter Ended	Quarter Ended	Quarter Ended	Year to Date	Prior Year Ended
	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017	December 31, 2016

Leasing Commissions	$474	$202	$189	$865	$2,252
Tenant Improvements	1,747	1,622	1,036	4,405	9,477
Capital Expenditures	47	59	1,306	1,412	1,074
Total Capital Expenditures	$2,268	$1,883	$2,531	$6,682	$12,803

Supplemental Report - September 30, 2017	31

Fund Overview

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.6%		39.6%		38.5%		36.1%		38.7%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$396.7	Million	$390.7	Million	$0.0	Million	$1,221.1	Million
Cumulative Net Distributions [3]	$194.5	Million	$131.6	Million	$551.9	Million	$101.9	Million	$0.0	Million	$979.9	Million
Net Distributions/Contributions	224.6%		37.9%		139.1%		26.1%		N/A		80.2%
Unfunded Commitment [4]	$0.0 Million		$0.0 Million		$53.3	Million	$139.3	Million	$520.0	Million	$712.6	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$466.4	Million	$466.4	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	Yes		No		Yes		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:	Applicable to		Description
Asset Management [6]	Fund I, II & III		1.5% of Implied Capital
Asset Management [6]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.
With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote.

4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments, to acquire new identified Fund IV investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.

6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Supplemental Report - September 30, 2017	32

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	—	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	19.1%	71.4%	79.9%	$9,068,720	$26.74
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	166,005	99,662	265,667	—%	46.8%	61.7%	52.4%	74.3%	4,824,028	34.65

Total - Fund II				—	473,054	267,613	740,667	—%	81.3%	35.0%	64.6%	77.9%	$13,892,748	$29.04

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100.0%	100.0%	$601,000	$207.53
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	70.6%	—%	—%	70.6%	70.6%	954,218	318.24
3104 M Street	—	2012	80.0%	—	—	3,608	3,608	—%	—%	—%	—%	—%	—	—
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—%	—%	87.3%	87.3%	93.5%	1,728,270	46.44

Total - Fund III				7,143	—	46,236	53,379	82.5%	—%	80.5%	80.8%	85.7%	$3,283,488	$76.13

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—%	—%	100.0%	100.0%	$1,793,600	$135.37
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	1,988,159	235.79
1035 Third Avenue [3]	—	2015	100.0%	7,617	—	—	7,617	67.1%	—%	—%	67.1%	67.1%	968,770	189.55
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	91.7%	96.9%	96.9%	1,671,420	11.24

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	64,235	88,274	152,509	—%	61.1%	79.8%	71.9%	88.3%	1,835,118	16.74

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	326,305	20.77

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,718	221,760	—%	100.0%	73.3%	89.1%	89.1%	1,317,588	6.67
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	75.5%	92.4%	94.4%	650,143	7.78
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,407,316	11.82
Shaw's Plaza (Windham)	Shaw's	2017	100.0%		66,698	57,632	124,330	—%	100.0%	70.8%	86.5%	86.5%	1,008,393	9.38
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	761,510	6.46

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	122,621	83,106	205,727	—%	100.0%	60.9%	84.2%	84.2%	1,618,791	9.35
Mayfair Shopping Center	—	2016	100.0%	—	25,673	89,738	115,411	—%	—%	80.2%	62.4%	62.4%	1,353,365	18.79

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	95.1%	88.2%	88.2%	3,175,073	13.56
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—%	100.0%	89.0%	92.4%	98.5%	1,888,335	19.31

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,471	231,444	—%	100.0%	46.0%	73.1%	87.7%	2,418,575	14.30

Supplemental Report - September 30, 2017	33

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—%	—%	16.1%	16.1%	326,350	61.00
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—%	—%	90.4%	90.4%	91.2%	2,812,561	11.44

SOUTHEAST
Georgia
Broughton Street Portfolio - 20 properties [4]	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	115,290	—	—	115,290	85.0%	—%	—%	85.0%	85.0%	3,879,446	39.59

North Carolina
Wake Forest Crossing	—	2016	100.0%	—	113,353	89,653	203,006	—%	100.0%	95.3%	97.9%	99.1%	2,917,708	14.68

WEST
California
146 Geary Street	—	2015	100.0%	11,436	—	—	11,436	100.0%	—%	—%	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 4 properties	—	2015	90.0%	10,048	—	—	10,048	92.0%	—%	—%	92.0%	92.0%	677,790	73.32

Total - Fund IV				215,012	1,217,022	1,194,344	2,626,378	77.5%	93.5%	78.4%	85.3%	88.1%	$35,096,316	$15.67

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Santa Fe Plaza	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	93,578	130,645	224,223	—%	100.0%	80.0%	88.3%	97.3%	3,399,544	17.17

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	91,122	99,408	190,530	—%	100.0%	93.0%	96.3%	96.3%	2,159,651	11.77

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	176,584	203,981	380,565	—%	100.0%	97.5%	98.7%	98.7%	4,139,634	11.02

Total - Fund V				—	361,284	434,034	795,318	—%	100.0%	91.2%	95.2%	97.7%	$9,698,829	$12.81
__________

1.
Excludes properties under development, see “Development Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Currently operating, but redevelopment activities have commenced.

3.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

4.	Represents 20 of the 23 properties in this portfolio that have been leased. The remaining properties are still in development.

Supplemental Report - September 30, 2017	34

Fund Lease Expirations

	FUND II						FUND III
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	9,967	2.1%	$99,670	$10.00	0.7%	—	—	—%	$—	$—	—%
2017	—	—	—	—	—	—%	—	—	—%	—	—	—%
2018	—	—	—	—	—	—%	3	5,247	12.2%	262,273	49.99	8.0%
2019	—	—	—	—	—	—%	1	3,037	7.0%	124,106	40.86	3.8%
2020	—	—	—	—		—%	2	2,976	6.9%	129,590	43.55	3.9%
2021	—	—	—	—	—	—%	2	4,238	9.8%	172,076	40.60	5.2%
2022	—	—	—	—	—	—%	3	5,430	12.6%	418,932	77.15	12.8%
2023	—	—	—	—	—	—%	3	3,546	8.2%	852,052	240.29	25.9%
2024	—	—	—	—	—	—%	1	3,081	7.1%	173,703	56.38	5.3%
2025	—	—	—	—		—%	2	2,810	6.5%	295,398	105.12	9.0%
2026	2	3,185	0.7%	274,000	86.03	2.0%	3	2,279	5.3%	511,272	224.34	15.6%
Thereafter	15	465,208	97.2%	13,519,078	29.06	97.3%	3	10,464	24.4%	344,086	32.88	10.5%
Total	18	478,360	100.0%	$13,892,748	$29.04	100.0%	23	43,108	100.0%	$3,283,488	$76.13	100.0%

		262,307	Total Vacant					10,271	Total Vacant
		740,667	Total Square Feet					53,379	Total Square Feet

	FUND IV						FUND V
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	2	6,500	0.3%	$139,680	$21.49	0.4%	—	—	—%	$—	$—	—%
2017	13	44,071	2.0%	952,966	21.62	2.7%	2	4,059	0.5%	94,433	23.27	1.0%
2018	41	221,835	9.9%	2,618,738	11.80	7.5%	5	19,405	2.6%	445,533	22.96	4.6%
2019	28	170,966	7.6%	1,949,524	11.40	5.6%	5	42,189	5.6%	564,528	13.38	5.8%
2020	29	219,096	9.8%	2,348,344	10.72	6.7%	11	253,889	33.5%	2,597,808	10.23	26.8%
2021	35	336,839	15.0%	4,411,523	13.10	12.6%	12	137,563	18.2%	2,066,667	15.02	21.3%
2022	27	256,853	11.5%	3,450,918	13.44	9.8%	5	52,302	6.9%	995,636	19.04	10.3%
2023	13	142,102	6.3%	1,840,343	12.95	5.2%	5	57,134	7.5%	810,938	14.19	8.4%
2024	15	191,520	8.5%	4,257,024	22.23	12.1%	1	30,900	4.1%	372,963	12.07	3.8%
2025	22	142,033	6.3%	4,927,670	34.69	14.0%	—	—	—%	—	—	—%
2026	21	134,892	6.0%	2,778,496	20.60	7.9%	2	44,836	5.9%	670,406	14.95	6.9%
Thereafter	23	374,618	16.8%	5,421,090	14.47	15.5%	4	114,810	15.2%	1,079,917	9.41	11.1%
Total	269	2,241,325	100.0%	$35,096,316	$15.67	100.0%	52	757,087	100.0%	$9,698,829	$12.81	100.0%

		385,053	Total Vacant					38,231	Total Vacant
		2,626,378	Total Square Feet					795,318	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - September 30, 2017	35

Development Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Est. SQFT Upon Completion	Leased Rate [1]	Key Tenants	Incurred	Estimated Future Range			Estimated Total Range			Outstanding Debt
FUND II

Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	$36.6	TBD		TBD	TBD		TBD	$14.3
							$36.6	TBD		TBD	TBD		TBD	$14.3

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2018	130,000	50%	ShopRite	$33.0	$34.2	to	$39.2	$60.0	to	$65.0	$—
Broad Hollow Commons	100.0%	Farmingdale, NY	2018	180,000 - 200,000	—	TBD	16.3	33.9	to	43.9	50.0	to	60.0	—
							$49.3	$68.1		$83.1	$110.0		$125.0	$—

FUND IV

210 Bowery	100.0%	New York, NY	2017	16,000	—	TBD	$23.9	$0.5	to	$1.5	$24.0	to	$24.5	$10.8
Broughton Street Portfolio [2]	50.0%	Savannah, GA	2017	190,000	89%	J. Crew, Lululemon, H&M	77.4	2.9	to	7.9	80.0	to	85.0	30.0
27 E. 61st Street	100.0%	New York, NY	2017	9,500	—	TBD	25.0	1.4	to	4.4	26.5	to	28.5	—
801 Madison Avenue	100.0%	New York, NY	2017	5,000	20%	TBD	38.3	2.6	to	5.6	40.0	to	43.0	—
650 Bald Hill Road	90.0%	Warwick, RI	2017	161,000	72%	Dick's Sporting Goods, Burlington Coat Factory	28.0	2.2	to	7.2	30.0	to	34.0	9.8
717 N. Michigan Avenue	100.0%	Chicago, IL	2018	62,000	25%	Disney Store	109.2	11.8	to	19.3	120.0	to	127.5	63.9
							$301.8	$21.4		$45.9	$320.5		$342.5	$114.5

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018	30,000	75%	TJ Maxx	$15.1	$9.8		$11.3	$23.0		$24.5	$—
56 E Walton Street	100.0%	Chicago, IL	2018	TBD	—	TBD	7.9	2.7		3.7	10.5		11.5	—
							$23.0	$12.5		$15.0	$33.5		$36.0	$—

__________

1.	The leased rate excludes pre-redevelopment tenants.

2.	This portfolio includes 23 buildings, including 21 which are operating.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$410.7

Development held as operating real estate	(61.3)
Development costs of unconsolidated properties	(105.4)
Deferred costs and other amounts	(6.6)

Total per consolidated balance sheet	$237.4

Supplemental Report - September 30, 2017	36

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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